UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                       Date of Report: October 31, 1995



                           GATX CAPITAL CORPORATION


   Incorporated in            Commission File             IRS Employer
    the State of                  Number              Identification Number
      Delaware                    1-8319                   94-1661392



                          Four Embarcadero Center
                          San Francisco, CA 94111
                             (415) 955-3200




                       GATX CAPITAL CORPORATION
                         FORM 8-K (Continued)


Item 5.  Other Events
---------------------

On November 16, 1995, GATX Capital Corporation (the "Company") announced that, effective October 31, 1995, it had agreed to acquire over the next four years all of the outstanding stock of Sun Financial Group, Inc., a technology-focused finance company based in Tampa, Florida. Sun Financial Group has $140 million in assets, most of which are deployed in client/server environments, providing a source of increased diversification for the Company's investment portfolio. Mr. Clay M. Biddinger, Sun Financial Group's founder, will continue as its president and chief executive officer.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 GATX CAPITAL CORPORATION



                              By  /s/
                              ----------------------------
                                   Michael E. Cromar
                                  Vice President and
                                 Chief Financial Officer
                                (Duly Authorized Officer)




December 7, 1995